SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

                 Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

    [_] Preliminary Proxy Statement
    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
    [X] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  [INSERT NAME]
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                       [LOGO] Tri-Continental Corporation

                        an investment you can live with

                                                                  July 27, 2006



Dear Valued Stockholder:

The election of highly qualified and experienced directors is paramount to the long-term viability of Tri-Continental. We therefore ask that you read this letter carefully and cast your vote for the slate of directors proposed by the Board of Tri-Continental at a Special Meeting of Stockholders set for September 28, 2006.

At the May 4, 2006 Annual Meeting of Stockholders, Tri-Continental's slate of incumbent directors received the vast majority of votes cast. These experienced directors handily beat the candidates proposed by a group of dissident hedge funds, by approximately 45% to 25%. In accordance with Tri-Continental's Bylaws, however, 50% of outstanding votes are required to elect directors at an Annual Meeting. As a consequence, Tri-Continental's slate of Directors was not elected.

The threshold for election of directors at the Special Meeting has been set by the Board of Directors as a simple plurality of votes cast, either in person or by proxy. Tri-Continental's Directors unanimously approved the plurality vote requirement and the Special Meeting, concluding that it is in the best interest of the Corporation and its Stockholders to have all Directors duly elected for full terms.

We requested support from Tri-Continental Stockholders earlier this year and received it in the vast majority of votes cast. We request that you once again demonstrate your support for the highly qualified and experienced candidates recommended by your Board of Directors, with a vote on the enclosed white proxy card for the re-election of Directors: General John R. Galvin, Chairman William
C. Morris, and Ambassador Robert L. Shafer.

Once again, a dissident Hedge Fund group has informed us that it is contesting the election and proposing its own candidates. You will likely receive mailings and phone calls from them. Regardless of the stated objectives of the Hedge Fund group, we believe its goal is to install directors who will seek to have Tri-Continental open-ended or liquidated solely to make a trading profit on a short-term investment. This strategy would be consistent with the pattern of past conduct of certain members of the group with other closed-end funds.

Certain members of the dissident Hedge Fund group also have a history of subverting the democratic process for closed-end funds by refusing to cast their votes, and thereby depriving corporations of the necessary quorum to elect directors and conduct other business. To ensure that the Hedge Fund group cannot use this tactic to derail future Tri-Continental meetings and add potentially significant costs to future stockholder solicitations, we are requesting that you approve a change in the Articles of Incorporation for Tri-Continental that would reduce Tri-Continental's quorum requirement to one-third of outstanding votes entitled to be cast.

We recognize that proxy solicitations, particularly in contested elections, can be bothersome to stockholders. We ask for your forbearance throughout the solicitation period and express our gratitude for your patience and support.

Please complete, sign, and date the enclosed White Proxy Card and promptly mail it in the enclosed envelope, to have your vote counted in the Special Meeting of Stockholders on September 28, 2006. This is essential, as proxies submitted in conjunction with the May 4, 2006 Annual Meeting of Stockholders are NOT valid in this new election.

Thank you for your continued support of Tri-Continental.

Sincerely,

      [LOGO] William C. Morris           /s/ Brian T. Zino

      William C. Morris                       Brian T. Zino
      Chairman                                President

                       [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Special Meeting of Stockholders
                       to be held on September 28, 2006

To the Stockholders:

    A Special Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the offices of Venable LLP, 2 Hopkins Plaza, Baltimore, Maryland 21202, on September 28, 2006 at 9:30 A.M., for the following purposes:

    (1) To elect three Directors, each to hold office until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualify;

    (2) To consider and vote on a proposal to approve an amendment to the Corporation's charter to provide that the presence in person or by proxy of Stockholders entitled to cast at least one-third (1/3) of all of the votes entitled to be cast at a Stockholder meeting constitutes a quorum, unless a higher percentage is specified in the Bylaws of the Corporation; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof, including proposing and/or voting on adjournment or postponement of the Meeting, including, without limitation, in the event that sufficient votes in favor of any proposal or nominee for election as a Director are not received, in the discretion of the proxy holder;

all as set forth in the Proxy Statement accompanying this Notice.

    The close of business on July 25, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

    Only directors, officers, employees and agents of the Corporation and holders of the Corporation's stock as of the record date for the Meeting and their duly authorized proxies are entitled to attend the Meeting. You will need to provide proof of ownership of the Corporation's stock or, if your shares are held in street name, a proxy from the street name holder to enter the Meeting.

    Your vote is very important. Proxies submitted in conjunction with the Corporation's 2006 Annual Meeting of Stockholders, held on May 4, 2006, are not valid at the Meeting. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote for your Board's nominees and for the proposal to amend the Corporation's charter by promptly completing, signing, dating and returning the enclosed White Proxy Card, or by authorizing your proxy by telephone or Internet as described in the enclosed White Proxy Card.

    We strongly urge you not to sign any proxy card that may be sent to you by the dissident Hedge Fund group that has announced its intention to solicit proxies in connection with the Meeting. If you have previously returned any proxy card sent to you by the Hedge Funds or any person other than the Corporation, or if you previously gave your proxy to the Hedge Funds by telephone or Internet, you may change any vote you may have indicated by completing, signing, dating and returning the enclosed White Proxy Card in the accompanying envelope, or by authorizing your proxy by telephone or Internet as described in the enclosed White Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation's proxy solicitor. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank may not vote your shares at the Meeting (as it has in past routine annual meetings) unless you complete, date, sign and return promptly the voting instructions form it will send you. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.

    If you have any questions or need additional information, please contact Georgeson Shareholder Communications Inc., the Corporation's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 1-888-219-8293.

                                          By order of the Board of Directors,
                                           /s/ Frank J. Nasta

                                                             Secretary

Dated: New York, New York, July 27, 2006

                               -----------------

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

You may authorize your proxy by telephone or Internet, or by completing, dating and signing the enclosed White Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone or Internet, or by mailing the enclosed White Proxy Card promptly.

                                                                  July 27, 2006

                       [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

       Special Meeting of Stockholders to be held on September 28, 2006

    This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors of Tri-Continental Corporation, a Maryland corporation ("Tri-Continental" or the "Corporation"), to be exercised at the Special Meeting of Stockholders (the "Meeting") to be held at the offices of Venable LLP, 2 Hopkins Plaza, Baltimore, Maryland 21202, on September 28, 2006. It is expected that the Notice of Special Meeting, this Proxy Statement and form of Proxy will first be mailed to Stockholders on or about July 27, 2006.

    THIS IS A VERY IMPORTANT SPECIAL MEETING OF STOCKHOLDERS OF THE CORPORATION. The Corporation held its 2006 Annual Meeting of Stockholders on May 4, 2006. As permitted by Maryland law, Directors of the Corporation are divided into three classes, with staggered terms, and each year elections for Directors of one of the three classes are held at the Annual Meeting of Stockholders. At the 2006 Annual Meeting of Stockholders, a majority of the votes entitled to be cast for the election of Directors was required in order for a nominee to be elected as a Director. However, the election was contested and none of the nominees received the required vote, although the Corporation's slate of incumbent Directors received the vast majority of votes cast. Because no Directors were elected, under Maryland law, the incumbent Directors held over and may legally remain in office until the Corporation's 2007 Annual Meeting of Stockholders, at which time elections would be held for their successors, along with the next succeeding class of Directors.

    On June 26, 2006, the Board of Directors amended the Corporation's Bylaws to provide that, while the election of Directors at an Annual Meeting of Stockholders will continue to require the affirmative vote of the holders of a majority of the votes entitled to be cast, the Board may call a special meeting of Stockholders for the purpose of electing Directors prior to the 2007 Annual Meeting of Stockholders. Under the amended Bylaws, the required vote to elect Directors at such special meeting at which a quorum is present is a plurality of the votes cast.

    The Board has called the Meeting for the purpose of electing Directors. As a result, assuming that Stockholders elect Directors at the Meeting, it will not be necessary for the Directors whose terms would otherwise have expired at the 2006 Annual Meeting of Stockholders to hold over until the 2007 Annual Meeting of Stockholders without being elected by Stockholders. At the Meeting, Stockholders will also vote on the Board's proposal that the Corporation's Charter be amended to permit a lower quorum at meetings of Stockholders, for the reasons discussed herein.

    Following the announcement of the Special Meeting by the Corporation, a group of dissident Hedge Funds informed the Corporation of its intention to solicit proxies against the nominees of your Board of Directors and in favor of its nominees. The same group of Hedge Funds solicited proxies in favor of its nominees in connection with the 2006 Annual Meeting of Stockholders. These nominees received substantially fewer votes than the Board's nominees. Your Board strongly believes that the Board's nominees for re-election as Directors at the Meeting are far better qualified than those proposed by the dissident Hedge Fund group. In addition, the Board believes that the Board's nominees will better serve the interests of all Stockholders.

    Proxies authorized in conjunction with the Corporation's 2006 Annual Meeting of Stockholders are not valid at the Meeting. With regard to the Meeting, if you properly authorize your proxy by telephone or Internet or by executing and returning the enclosed White Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof, in accordance with your instructions. If you return your signed White Proxy Card without instructions, your votes will be cast (i) FOR the election of the three Directors named in Proposal 1 and
(ii) FOR Proposal 2, to approve the amendment to the Corporation's Charter to reduce the quorum for a meeting of Stockholders, as described below. Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, the adjournment or postponement of the Meeting to solicit additional votes in favor of the proposal to amend the Charter if sufficient votes are not received.

    If you execute, date and submit a proxy card, you may revoke your proxy or change it by written notice to the Corporation (Attention: Secretary), by submitting a subsequently executed and dated proxy or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, or by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy submission or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke any previously delivered proxy.

    The close of business on July 25, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), the holder of each share being entitled to two votes per share, and 105,533,774 shares of common stock, par value $0.50 (the "Common Stock"), the holder of each share being entitled to one vote per share. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director, abstentions and broker non-votes, if any, will have no effect on the result of the vote. For purposes of the vote on Proposal 2, abstentions and broker non-votes, if any, will have the effect of a vote against the proposal.

    The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of any Board proposal (or the election of each of the Board's nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the persons named as proxies may propose and vote for one or more adjournments or postponements of the Meeting, with no notice other than an announcement at the Meeting, if a quorum is not present or, if a quorum is present, before calling for a vote on such Board proposal or nominee, and further solicitation may be made. The proxies given by Stockholders indicating a vote against a Board proposal will be voted against adjournment or postponement of the Meeting in respect of that proposal.

    The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's Stockholder service agent is Seligman Data Corp. ("SDC"). The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to SDC at 1-800-221-2450.

    If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                           A. Election of Directors
                                 (Proposal 1)

    The Board of Directors is presently composed of nine Directors. As authorized by Maryland law, the Board is divided into three classes, each of which consists of three Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires at the annual meeting of Stockholders in each year.

    At the Meeting, three Directors are to be elected. General John R. Galvin, Mr. William C. Morris, and Ambassador Robert L. Shafer have been unanimously recommended by the Director Nominating Committee of the Board of Directors of the Corporation and nominated by the Board of Directors for election to the class of Directors whose term will expire at the 2009 Annual Meeting of Stockholders and when their successors are elected and qualify. Although General Galvin has reached the retirement age set by Board policy, the Board has waived this policy in his case at the unanimous recommendation of the Director Nominating Committee.

    It is the intention of the persons named in the accompanying form of proxy to nominate and to cast your votes for the election of General Galvin, Mr. Morris and Ambassador Shafer. General Galvin has been a Director of the Corporation since 1995, Mr. Morris has been a Director and Chairman of the Corporation since 1988, and Ambassador Shafer has been a Director of the Corporation since 1991. All were last elected by Stockholders at the 2003 Annual Meeting.

    Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, the persons named as proxies will vote for the persons the Director Nominating Committee and the Board of Directors recommend.

    Background information regarding General Galvin, Mr. Morris and Ambassador Shafer, as well as the other Directors of the Corporation, follows.

                             Term of                                                      Number of
                            Office if                                                   Portfolios in
                           Elected and          Principal Occupation(s) During           Fund Complex
      Name (Age) and        Length of                    Past 5 Years,                  to be Overseen
Position With Corporation* Time Served        Directorships and Other Information         by Nominee
-------------------------- ------------ ----------------------------------------------- --------------

  Independent Director Nominees
   John R. Galvin (77)      2006-2009;  Dean Emeritus, Fletcher School of Law and             58
         Director          1995 to Date Diplomacy at Tufts University; Director or
  [PHOTO] John R. Galvin                Trustee of each of the investment companies of
                                        the Seligman Group of Funds+; and Chairman
                                        Emeritus, American Council on Germany.
                                        Formerly, Director, Raytheon Co. (defense and
                                        commercial electronics), Governor of the
                                        Center for Creative Leadership, and Trustee,
                                        Institute for Defense Analyses. From February
                                        1995 until June 1997, he was a Director of
                                        USLIFE Corporation (life insurance). From
                                        June 1987 to June 1992, he was the Supreme
                                        Allied Commander, NATO and the
                                        Commander-in-Chief, United States European
                                        Command.

  Robert L. Shafer (74)     2006-2009;  Ambassador and Permanent Observer of the              58
         Director          1991 to Date Sovereign Military Order of Malta to the
 [PHOTO] Robert L. Shafer               United Nations; and Director or Trustee of each
                                        of the investment companies of the Seligman
                                        Group of Funds+. From May 1987 until June
                                        1997, Director, USLIFE Corporation (life
                                        insurance) and from December 1973 until
                                        January 1996, Vice President, Pfizer Inc.
                                        (pharmaceuticals).

                             Term of                                                     Number of
                            Office if                                                  Portfolios in
                           Elected and         Principal Occupation(s) During           Fund Complex
      Name (Age) and        Length of                   Past 5 Years,                  to be Overseen
Position With Corporation* Time Served       Directorships and Other Information         by Nominee
-------------------------- ------------ ---------------------------------------------- --------------

  Interested Director Nominee
William C. Morris** (68)    2006-2009;  Chairman, J. & W. Seligman & Co.                     58
  Director and Chairman    1988 to Date Incorporated; Chairman of the Board and
[PHOTO] William C. Morris               Director or Trustee of each of the investment
                                        companies of the Seligman Group of Funds+;
                                        Chairman, Seligman Advisors, Inc., Seligman
                                        Services, Inc. and Carbo Ceramics Inc.
                                        (manufacturer of ceramic proppants for oil and
                                        gas industry); Director, Seligman Data Corp.;
                                        and President and Chief Executive Officer of
                                        The Metropolitan Opera Association. Formerly,
                                        Director, Kerr-McGee Corporation (diversified
                                        energy and chemical company) and Chief
                                        Executive Officer of each of the investment
                                        companies of the Seligman Group of Funds.

Other Directors

The other Directors of the Corporation are:

                                                                                         Number of
                             Term of                                                   Portfolios in
                           Office and          Principal Occupation(s) During           Fund Complex
      Name (Age) and        Length of                   Past 5 Years,                  to be Overseen
Position With Corporation* Time Served       Directorships and Other Information        by Director
-------------------------- ------------ ---------------------------------------------- --------------

  Independent Directors
  Alice S. Ilchman (71)     2004-2007;  President Emerita, Sarah Lawrence College;           58
        Director           1990 to Date Director or Trustee of each of the investment companies of the Seligman Group of Funds+;
                                        Director, Jeannette K. Watson Fellowship
                                        (internships for college students); Trustee,
                                        Committee for Economic Development;
                                        Governor, Court of Governors, London School
                                        of Economics; and Director, Public
                                        Broadcasting Service (PBS). Formerly,
                                        Trustee, Save the Children (non-profit child
                                        assistance organization). From January 1996 to
                                        December 2000, Chairman, The Rockefeller
                                        Foundation (charitable foundation). From
                                        September 1987 until September 1997,
                                        Director, New York Telephone Company.

                                                                                           Number of
                             Term of                                                     Portfolios in
                           Office and           Principal Occupation(s) During            Fund Complex
      Name (Age) and        Length of                    Past 5 Years,                   to be Overseen
Position With Corporation* Time Served        Directorships and Other Information         by Director
-------------------------- ------------ ------------------------------------------------ --------------
 Frank A. McPherson (73)    2004-2007;  Retired Chairman of the Board and Chief                58
        Director           1995 to Date Executive Officer of Kerr-McGee Corporation
                                        (diversified energy and chemical company);
                                        Director or Trustee of each of the investment
                                        companies of the Seligman Group of Funds+;
                                        and Director, DCP Midstream GP, LLP
                                        (natural gas processing), Integris Health (owner
                                        of various hospitals), Oklahoma Chapter of the
                                        Nature Conservancy, Oklahoma Medical
                                        Research Foundation, Boys and Girls Clubs of
                                        Oklahoma, Oklahoma City Public Schools
                                        Foundation and Oklahoma Foundation for
                                        Excellence in Education. Formerly, Director,
                                        ConocoPhillips (integrated international oil
                                        corporation), Kimberly-Clark Corporation
                                        (consumer products) and BOK Financial (bank
                                        holding company). From 1990 until 1994,
                                        Director, the Federal Reserve System's Kansas
                                        City Reserve Bank.

  Betsy S. Michel (64)      2005-2008;  Attorney; Director or Trustee of each of the           58
        Director           1985 to Date investment companies of the Seligman Group
                                        of Funds+; and Trustee, The Geraldine
                                        R. Dodge Foundation (charitable foundation).
                                        Formerly, Chairman of the Board of Trustees
                                        of St. George's School (Newport, RI); and
                                        Trustee, World Learning, Inc. (international
                                        educational training) and Council of New
                                        Jersey Grantmakers.

                                                                                          Number of
                             Term of                                                    Portfolios in
                           Office and           Principal Occupation(s) During           Fund Complex
      Name (Age) and        Length of                    Past 5 Years,                  to be Overseen
Position With Corporation* Time Served        Directorships and Other Information        by Director
-------------------------- ------------ ----------------------------------------------- --------------
  Leroy C. Richie (64)      2004-2007;  Counsel, Lewis & Munday, P.C. (law firm);             57
        Director           2000 to Date Chairman and Chief Executive Officer, Q
                                        Standards Worldwide, Inc. (library of technical
                                        standards); Director or Trustee of each of the
                                        investment companies of the Seligman Group
                                        of Funds+ (with the exception of Seligman
                                        Cash Management Fund, Inc.); Director, Kerr-
                                        McGee Corporation (diversified energy and
                                        chemical company), Infinity, Inc. (oil and gas
                                        services and exploration) and Vibration Control
                                        Technologies, LLC (auto vibration
                                        technology); Lead Outside Director, Digital
                                        Ally Inc. (digital imaging); Director and
                                        Chairman, Highland Park Michigan Economic
                                        Development Corp.; and Chairman, Detroit
                                        Public Schools Foundation. Formerly, Trustee,
                                        New York University Law Center Foundation;
                                        and Vice Chairman, Detroit Medical Center,
                                        and Detroit Economic Growth Corp. From
                                        1990 until 1997, Vice President and General
                                        Counsel, Automotive Legal Affairs, Chrysler
                                        Corporation.

  James N. Whitson (71)     2005-2008;  Retired Executive Vice President and Chief            58
        Director           1993 to Date Operating Officer, Sammons Enterprises, Inc.
                                        (a diversified holding company); Director or
                                        Trustee of each of the investment companies of
                                        the Seligman Group of Funds+; and Director,
                                        CommScope, Inc. (manufacturer of coaxial
                                        cable). Formerly, Director and Consultant,
                                        Sammons Enterprises, Inc. and a Director of C-
                                        SPAN (cable television networks).

                                                                                           Number of
                                Term of                                                  Portfolios in
                              Office and         Principal Occupation(s) During           Fund Complex
       Name (Age) and          Length of                  Past 5 Years,                  to be Overseen
 Position With Corporation*   Time Served      Directorships and Other Information        by Director
 --------------------------   ----------- ---------------------------------------------- --------------

  Interested Director

    Brian T. Zino** (53)      2005-2008;  Director and President, J. & W. Seligman &           57
Director, President and Chief Dir.: 1993  Co. Incorporated; President, Chief Executive
      Executive Officer         to Date   Officer and, with the exception of Seligman
                              Pres.: 1995 Cash Management Fund, Inc., Director or
                                to Date   Trustee of each of the investment companies of
                               CEO: 2002  the Seligman Group of Funds+; Director,
                                to Date   Seligman Advisors, Inc. and Seligman
                                          Services, Inc.; Chairman, Seligman Data Corp.;
                                          Member of the Board of Governors of the
                                          Investment Company Institute; and Director
                                          (formerly Chairman), ICI Mutual Insurance
                                          Company.

-----------------
+ The Seligman Group of Funds currently consists of 24 registered investment companies (comprising 58 separate portfolios), including the Corporation.
* The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.
** Messrs. Morris and Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Funds of Complex

    As of June 30, 2006, each Director (and Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                                                       Aggregate Dollar Range of Shares Owned
                            Dollar Range of Common      by Director or Nominee of All Funds
                           Shares Owned by Director    Overseen or to be Overseen by Director
Name of Director/Nominee or Nominee of the Corporation or Nominee of Seligman Group of Funds
------------------------ ----------------------------- --------------------------------------

Independent Directors/Nominees
John R. Galvin           $10,001-$50,000               $50,001-$100,000
Alice S. Ilchman          Over $100,000                 Over $100,000
Frank A. McPherson        Over $100,000                 Over $100,000
Betsy S. Michel          $10,001-$50,000                Over $100,000
Leroy C. Richie          $10,001-$50,000               $10,001-$50,000
Robert L. Shafer         $50,001-$100,000               Over $100,000
James N. Whitson          Over $100,000                 Over $100,000

                                                           Aggregate Dollar Range of Shares Owned
                                Dollar Range of Common      by Director or Nominee of All Funds
                               Shares Owned by Director    Overseen or to be Overseen by Director
  Name of Director/Nominee   or Nominee of the Corporation or Nominee of Seligman Group of Funds
  ------------------------   ----------------------------- --------------------------------------

Interested Directors/Nominee
William C. Morris            Over $100,000                 Over $100,000
Brian T. Zino                Over $100,000                 Over $100,000

    As of June 30, 2006, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock and less than 1% of the Corporation's Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

    During the year ended December 31, 2005, one transaction in the Corporation's Common Stock by David F. Stein (Vice Chairman of the Manager), two transactions in the Corporation's Common Stock by Frank J. Nasta (Secretary of the Corporation) and four transactions in the Corporation's Common Stock by Michael F. McGarry (a Vice President and Co-Portfolio Manager of the Corporation) were not reported within two business days as required. The necessary filings for each Stockholder were subsequently made.

Security Ownership of Certain Beneficial Owners

    The table below sets forth the beneficial ownership as of July 11, 2006 of each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of any class of the Corporation's stock.

    Name of Beneficial Owner      Number of Shares Beneficially Owned Percent of Class
    ------------------------      ----------------------------------- ----------------

A group led by Western Investment     9,855,541 shares of Common           9.32%
  Hedged Partners L.P., and              Stock
  including 14 other members/1/

-----------------
1 Information regarding group membership and shareholdings was obtained from the Schedule 13D/A filed by the group with the Securities and Exchange Commission on July 12, 2006. According to that Schedule 13D/A, the members of the group are Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Activism Partners LLC, Western Investment Total Return Master Fund Ltd., Benchmark Plus Institutional Partners, L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus Management, L.L.C., Paradigm Partners, N.W., Inc., Arthur D. Lipson, Paul DeRosa, David B. Ford, Scott Franzblau, Robert Ferguson, Michael Dunmire and Elyse Nakajima.

Board Committees

    The Board of Directors met nine times during the year ended December 31, 2005. The standing committees of the Board include the Board Operations Committee, Audit Committee, and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

    Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended December 31, 2005. Members of the Committee, Messrs. McPherson (Chairman), Richie and Whitson, General Galvin, Ambassador Shafer, Dr. Ilchman and Ms. Michel, are the independent Directors of the Corporation. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a "lead independent director," as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

    Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 17, 2005. The Committee met three times during the year ended December 31, 2005. Members of this Committee are Messrs. Whitson (Chairman) and Richie, General Galvin, and Ms. Michel. The members of this Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved on February 1, 2006, is attached to this Proxy Statement as Appendix 1.

    Director Nominating Committee. Members of the Director Nominating Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman. The Director Nominating Committee met once during the year ended December 31, 2005. Pursuant to its written charter adopted by the Board of Directors on March 18, 2004, the Director Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Director Nominating Committee may consider candidates for the Board submitted by current Directors, the Manager, the Stockholders and other appropriate sources.

    The Director Nominating Committee will consider candidates submitted by a Stockholder or group of Stockholders who have owned at least $10,000 of the Corporation's outstanding Common

Stock for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating Stockholder or group. To be timely for consideration by the Director Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017, (i) for an annual meeting, not less than 120 days before the date of the proxy statement for the previous year's annual meeting of Stockholders and (ii) for a special meeting, not earlier than 150 days prior to such meeting nor later than the later of 120 days prior to such meeting or the tenth day following the first public announcement of such meeting. The Director Nominating Committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual or special meeting of Stockholders. The Director Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

    The Director Nominating Committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Corporation and the candidate's ability to qualify as a disinterested Director. The charter for the Director Nominating Committee, which provides a detailed description of the criteria used by the Director Nominating Committee as well as information required to be provided by Stockholders submitting candidates for consideration by the Director Nominating Committee, was included in the proxy statement for the 2004 Annual Meeting of Stockholders.

Procedures for Communications to the Board of Directors

    The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder may send written communications to 100 Park Avenue, New York, NY 10017, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Each member of the Board of Directors is encouraged to attend the Corporation's Annual Meeting of Stockholders. There were nine members of the Board of Directors in attendance at the Corporation's 2005 Annual Meeting of Stockholders and eight members of the Board of Directors in attendance at the Corporation's 2006 Annual Meeting of Stockholders.

Executive Officers of the Corporation

    Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position   Term of Office and
 With the Corporation   Length of Time Served*   Principal Occupation During Past Five Years
 --------------------   ---------------------- -----------------------------------------------
John B. Cunningham (41)      2004 to Date      Mr. Cunningham is a Managing Director and
Vice President and                             Chief Investment Officer of the Manager, a
Portfolio Manager                              Vice President and Portfolio Manager of the
                                               Corporation, Seligman Common Stock Fund,
                                               Inc. and Seligman Income and Growth Fund,
                                               Inc. and a Vice President and Co-Portfolio
                                               Manager of Seligman TargetHorizon ETF
                                               Portfolios, Inc. He is also a Vice President of
                                               Seligman Portfolios, Inc., as well as Portfolio
                                               Manager of its Common Stock Portfolio.
                                               Prior to joining the Manager, beginning in
                                               2001, he was a Managing Director and Senior
                                               Portfolio Manager of Salomon Brothers Asset
                                               Management ("SBAM") and Group Head,
                                               SBAM's Equity Team. Prior to 2001, he was
                                               a Director and Portfolio Manager of SBAM.

Michael F. McGarry (42)      2005 to Date      Mr. McGarry is a Managing Director of the
Vice President and                             Manager, and a Vice President and Co-
Co-Portfolio Manager                           Portfolio Manager of the Corporation and
                                               Seligman Common Stock Fund, Inc. He is
                                               also a Vice President of Seligman Portfolios,
                                               Inc. and Co-Portfolio Manager of its
                                               Common Stock Portfolio.

 Name (Age) and Position     Term of Office and
  With the Corporation     Length of Time Served*  Principal Occupation During Past Five Years
  --------------------     ---------------------- ----------------------------------------------
Charles W. Kadlec (60)         1996 to Date       Mr. Kadlec is a Director and Managing
Vice President                                    Director of the Manager and President of
                                                  Seligman Advisors, Inc. and Seligman
                                                  Services, Inc. He is also Vice President and
                                                  Portfolio Manager of Seligman Time
                                                  Horizon/Harvester Series, Inc. and a Vice
                                                  President and Co-Portfolio Manager of
                                                  Seligman TargetHorizon ETF Portfolios, Inc.

Eleanor T.M. Hoagland (55)     2004 to Date       Ms. Hoagland is a Managing Director of the
Vice President and                                Manager and Vice President and Chief
Chief Compliance Officer                          Compliance Officer for each of the
                                                  investment companies of the Seligman Group
                                                  of Funds. She was formerly a Managing
                                                  Director, Partner and Chief Portfolio
                                                  Strategist at AMT Capital Management from
                                                  1994 to 2000.

Lawrence P. Vogel (50)       VP: 1992 to Date;    Mr. Vogel is Senior Vice President and
Vice President and          Treas: 2000 to Date   Treasurer, Investment Companies, of the
Treasurer                                         Manager, Vice President and Treasurer of
                                                  each of the investment companies of the
                                                  Seligman Group of Funds, and Treasurer of
                                                  SDC.

Thomas G. Rose (48)            2000 to Date       Mr. Rose is Managing Director, Chief Financial
Vice President                                    Officer, Senior Vice President, Finance, and
                                                  Treasurer of the Manager, and Senior Vice
                                                  President, Finance, of Seligman Advisors, Inc.
                                                  and SDC. He is a Vice President of each of the
                                                  investment companies of the Seligman Group
                                                  of Funds, Seligman International, Inc. and
                                                  Seligman Services, Inc.

Name (Age) and Position   Term of Office and
 With the Corporation   Length of Time Served*  Principal Occupation During Past Five Years
 --------------------   ---------------------- ----------------------------------------------
  Frank J. Nasta (41)        1994 to Date      Mr. Nasta is a Director, Managing Director,
  Secretary                                    General Counsel and Corporate Secretary of the
                                               Manager. He is Secretary of each of the
                                               investment companies of the Seligman Group
                                               of Funds. He is also Corporate Secretary of
                                               Seligman Advisors, Inc., Seligman Services,
                                               Inc., Seligman International, Inc. and SDC.

-----------------
* All officers of the Corporation are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

    Directors of the Corporation who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2005, the Corporation paid each Director a portion of an aggregate retainer fee in the amount (for each Director who served for a full year) of $16,870. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. There were nine Directors who were not employees of the Manager or its affiliates at the beginning of 2005. Mr. John E. Merow retired pursuant to Board policy at the 2005 Annual Meeting of Stockholders and Mr. Robert B. Catell resigned as a Director on November 28, 2005. The size of the Board was reduced by one following each of the retirement of Mr. Merow and the resignation of Mr. Catell. Total Directors' fees paid by the Corporation to the Directors listed below for the year ended December 31, 2005 were as follows:

Number of Directors                                             Aggregate Direct
     in Group       Capacity in which Remuneration was Received   Remuneration
     --------       ------------------------------------------- ----------------
         9              Directors and Members of Committees         $830,698

    Director's attendance, retainer and/or committee fees paid to each Director during 2005 were as follows:

                      Aggregate        Pension or Retirement      Total Compensation
                     Compensation       Benefits Accrued as      From Corporation and
Name               From Corporation Part of Corporation Expenses    Fund Complex*
----               ---------------- ---------------------------- --------------------
Robert B. Catell**     $27,969                  -0-                    $ 83,120
John R. Galvin          34,233                  -0-                     100,500
Alice S. Ilchman        32,651                  -0-                      97,500
Frank A. McPherson      32,651                  -0-                      97,500
John E. Merow***        14,040                  -0-                      39,578
Betsy S. Michel         36,770                  -0-                     105,000
Leroy C. Richie         36,770                  -0-                     106,500
Robert L. Shafer        33,926                  -0-                     100,500
James N. Whitson+       34,233                  -0-                     100,500

-----------------
* For the year ended December 31, 2005, there were 24 registered investment companies in the Seligman Group of Funds, including the Corporation.
** Mr. Catell resigned as Director on November 28, 2005.
*** Mr. Merow retired pursuant to Board policy at the 2005 Annual Meeting.
    Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Merow's deferred compensation (including earnings/losses) in respect of the Corporation as of December 31, 2004 was $22,873, all of which was paid to him in January 2005.
+ Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1993 to 2002, had a balance as of December 31, 2005 of $247,499 in respect of the Corporation in his deferred plan account, net of earnings/losses. This amount was paid to Mr. Whitson in January 2006.

    No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees or officers of the Manager.

    Under the Corporation's Bylaws, as described above, nominees receiving the affirmative vote of a plurality of the votes cast at the Meeting will be elected as Directors.

    Each individual who has been nominated by the Board of Directors of the Corporation for election at this Meeting was previously elected by the Stockholders of the Corporation and is currently serving as a Director. Generally, under Maryland law, if directors are not elected at a meeting of Stockholders, the incumbent directors continue to manage the business and affairs of the Corporation until their successors are elected and qualify, or until their earlier death, resignation or removal. Accordingly, as required by Maryland law, General Galvin, Mr. Morris and Ambassador

Shafer have continued to serve as Directors. If Directors are not elected at the Meeting, the incumbent Directors, or other individuals recommended by the Director Nominating Committee, will be nominated for election at the Corporation's next meeting of Stockholders at which Directors are elected. Maryland law further provides that any Stockholder entitled to vote in the election of directors of a corporation may petition a court of equity to dissolve the corporation on grounds that the Stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors. The court may or may not grant such a petition and the Corporation is not aware of this provision being invoked in the case of a public company. At its meeting on June 26, 2006, the Board of Directors determined as a matter of good corporate governance to provide the Stockholders with the opportunity to elect directors without waiting until the 2007 Annual Meeting of Stockholders. Accordingly, the Board amended the Corporation's Bylaws to provide that, while the election of Directors at an Annual Meeting of Stockholders will continue to require the affirmative vote of the holders of a majority of the votes entitled to be cast, the vote required to elect Directors at the Meeting is a plurality of the votes cast.

    Because a plurality of the votes cast at the Meeting is sufficient to elect a Director, if a quorum is present at the Meeting, Directors will be elected at the Meeting.

 Your Board of Directors Unanimously Recommends that You Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

Information About the Company's Independent Public Accountants

    The Audit Committee of the Board of Directors has appointed, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected
Deloitte & Touche LLP as auditors of the Corporation for 2006. Stockholders of the Corporation ratified the appointment and selection of Deloitte & Touche LLP as auditors of the Corporation for 2006 at the Corporation's Annual Meeting of Stockholders on May 4, 2006.

    No representative of Deloitte & Touche LLP is expected to be present at the Meeting. However, if any representative of Deloitte & Touche LLP does attend the meeting, he or she will have the opportunity to make a statement and respond to appropriate questions.

    Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager, and SDC, which is partially owned by the Corporation (together, the "Affiliated Service Providers").

    In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                    Principal Accountant Fees and Services

    Aggregate fees billed to the Corporation for the last two fiscal years for professional services rendered by Deloitte & Touche LLP were as follows:

                                           2005    2004
                                          ------- -------
                       AUDIT FEES........ $61,980 $59,097
                       AUDIT-RELATED FEES      --      --
                       TAX FEES..........   2,350   2,200
                       ALL OTHER FEES....      --   1,931

    Audit fees include amounts related to the audit of the Corporation's annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the Corporation's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the Corporation and certain other investment companies advised by the Manager.

    Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Corporation, where the engagement related directly to the operations and financial reporting of the Corporation, were as follows:

                                           2005    2004
                                          ------- -------
                       AUDIT-RELATED FEES $80,560 $76,630
                       TAX FEES..........   8,000  13,703
                       ALL OTHER FEES....      --  43,000

    Audit-related fees include amounts for attestation services for SDC. Tax fees include amounts related to tax compliance, tax planning, and tax advice for, and an evaluation of, certain tax reporting procedures of SDC. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the Manager.

    The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Deloitte & Touche LLP. The Audit Committee also is required to preapprove certain non-audit services performed for the Affiliated Service Providers that provide services directly related to the operations and financial reporting of the Corporation. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by Deloitte & Touche LLP for non-audit services rendered to the Corporation and the Affiliated Service Providers that provided ongoing services to the Corporation were $90,910 and $137,464, respectively. All non-audit services discussed above were preapproved by the Audit Committee, who considered whether these services were compatible with maintaining Deloitte & Touche LLP's independence.

                             B. Charter Amendment
                                 (Proposal 2)

    Under Maryland law, the quorum requirement at a meeting of Stockholders of the Corporation is the presence in person or by proxy of Stockholders entitled to cast a majority of all of the votes entitled to be cast at the meeting. The Board of Directors of the Corporation has declared advisable and recommended that Stockholders approve an amendment to the Corporation's Charter to provide that the presence in person or by proxy of Stockholders entitled to cast one-third (1/3) of all of the votes entitled to be cast at a meeting of Stockholders constitutes a quorum and, with respect to any matter that, under applicable statutes or regulatory requirements or the Corporation's Charter, requires approval by a separate vote of one or more classes of stock, the presence in person or by proxy of the holders of shares entitled to cast one-third (1/3) of the votes entitled to be cast by such class on such matter constitutes a quorum, unless a higher percentage is specified in the Bylaws of the Corporation.

    The Charter amendment will permit the Board to change the quorum requirement for meetings of Stockholders by amending the Bylaws, as long as the Bylaws provide that quorum at a meeting of Stockholders is not less than one-third (1/3) of all of the votes entitled to be cast. If Stockholders approve the proposed amendment to the Charter, the Board currently intends to amend the Corporation's Bylaws to provide that the presence in person or by proxy of Stockholders entitled to cast one-third (1/3) of all of the votes entitled to be cast at a meeting of Stockholders constitutes a quorum.

    The Corporation is aware of several recent instances where dissident Stockholders of other closed-end funds solicited proxies for a meeting of Stockholders and then, because they did not have the votes required to win a vote, declined to appear at the meeting, thus depriving the funds of the necessary quorum to conduct business. Your Board believes that such conduct is inconsistent with good corporate governance and contrary to the best interests of the Corporation. While the proposed Charter amendment would not prevent such actions, it would increase the number of votes that dissidents would be required to control in order for such tactics to be successful.

    In addition, the Report of the New York Stock Exchange Proxy Working Group recommended changes to Exchange rules that currently permit brokers to vote shares beneficially owned by their clients in certain circumstances. Those recommended changes, if implemented, would make it significantly more difficult and expensive for the Corporation and other companies to obtain a quorum for the consideration of routine matters. The recommended change in the quorum requirement would help the Corporation to more easily and economically ensure a quorum at future meetings of Stockholders.

    As a result of the reduced quorum requirement, a smaller number of Stockholders may constitute a validly convened meeting and may be able to take action at such a meeting on behalf of all Stockholders. Reducing the quorum requirement will not affect provisions of Maryland law, the 1940 Act or the Corporation's Charter or Bylaws that require a higher percentage of Stockholders to vote on certain non-routine matters, such as Charter amendments, approval of an investment advisory agreement, the change of a fundamental investment policy, or the election of Directors at meetings other than the Meeting.

    If approved by the Stockholders, Article EIGHTH of the Corporation's Charter will be amended by adding a new Paragraph 17, to read as follows:

    17. Quorum. Unless a greater percentage is specified in the Bylaws of the Corporation, the presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast one-third (1/3) of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders of the Corporation, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter of the Corporation, requires approval by a separate vote of one or more classes of stock, in which case, unless a greater percentage is specified in the Bylaws of the Corporation, the presence in person or by proxy of the holders of shares entitled to cast one-third (1/3) of the votes entitled to be cast by each such class on such matter shall constitute a quorum.

    Under Maryland law, to become effective, Proposal 2 must be approved by affirmative vote of a majority of all votes entitled to be cast on the proposal.

            Your Board of Directors Unanimously Recommends that the
                       Stockholders Vote FOR Proposal 2.

                               -----------------

    The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote in accordance with their discretion on such matters.

                      C. Notice of Stockholder Proposals

    Notice is hereby given that, under the Securities and Exchange Commission's Rule 14a-8 (relating to shareholder proposals), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting of Stockholders must be received by the Corporation no later than October 17, 2006. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than September 17, 2006 and no later than 5:00 P.M., Eastern Time, October 17, 2006, to be eligible for presentation at the 2007 Annual Meeting of Stockholders. The Corporation's Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

                                  D. Expenses

    The Corporation will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Shareholder Communications, Inc., 17 State St., New York, NY 10004 to assist in soliciting proxies for a fee of up to $275,000 plus expenses. Georgeson will employ up to approximately 50 people to solicit proxies from Stockholders. The Corporation estimates that, in light of the expected dissident solicitation, the Corporation's expenses related to the solicitation of Stockholders, including fees for attorneys, proxy solicitors, advertising, printing, transportation and other related expenses, are expected to aggregate approximately $1,425,000, approximately $100,000 of which has been spent to date. These amounts do not include costs that are normally expended for a solicitation for an election of Directors in the absence of a contest.

    Appendix 2 sets forth certain information relating to the Directors and certain officers of the Corporation who will be soliciting proxies on the Corporation's behalf.

                                          By order of the Board of Directors,

                                           /s/ Frank J. Nasta

                                                              Secretary

                               -----------------

    It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize a proxy as soon as possible by accessing the Internet site listed on the enclosed White Proxy Card, by calling the toll-free number listed on the enclosed White Proxy Card, or by mailing the enclosed White Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. Only directors, officers, employees and agents of the Corporation and Stockholders and their duly authorized proxies are entitled to attend the Meeting. To be admitted to the Meeting, you will need to present proof of ownership of Tri-Continental Corporation stock, or if your shares are held in street name, a proxy from the street name holder.

                                  APPENDIX 1

                          TRI-CONTINENTAL CORPORATION
                                 (the "Fund")

                            AUDIT COMMITTEE REPORT

    The Audit Committee operates pursuant to a written charter that was last amended by the Fund's Board of Directors on March 17, 2005. The purposes of the Audit Committee are 1) to assist the Board of Directors in its oversight of
(i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent auditors' independence, qualifications and performance; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

    The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure

                                      1-i
that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to Stockholders for the most recent fiscal period.

                       SUBMITTED BY THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

John R. Galvin
Betsy S. Michel
Leroy C. Richie
James N. Whitson

    As approved on February 1, 2006.

                                     1-ii

                                  APPENDIX 2

Security Ownership and Transactions of Directors and Certain Officers

    The following table sets forth, with respect to the Directors and certain officers of the Corporation who will be soliciting proxies on the Corporation's behalf, such person's (a) ownership of the Corporation's shares as of June 30, 2006, and (b) purchases and sales of the Corporation's shares during 2004, 2005 and through June 30, 2006. All shares are of the Corporation's Common Stock. All holdings represent less than 1% of the shares of the Corporation's Common Stock. The address of each individual is 100 Park Avenue, New York, New York 10017.

Directors of the Corporation

                                                Date of Purchase (P) or
                                                  Sale (S) of Shares/
     Name of Director Number of Shares Owned       Number of Shares
     ---------------- ----------------------    -----------------------
     John R. Galvin         1,173.526        03/25/2004, (P) 2.653 shares*
                                             06/21/2004, (P) 2.712 shares*
                                             09/23/2004, (P) 2.728 shares*
                                             12/13/2004, (P) 7.028 shares*
                                             03/24/2005, (P) 3.207 shares*
                                             06/20/2005, (P) 3.855 shares*
                                             09/27/2005, (P) 3.775 shares*
                                             12/13/2005, (P) 4.332 shares*
                                             03/21/2006, (P) 4.085 shares*
                                             06/19/2006, (P) 4.21 shares*

     Alice S. Ilchman       7,442.266        01/07/2004, (P) 29.749 shares
                                             03/25/2004, (P) 16.372 shares*
                                             06/21/2004, (P) 16.732 shares*
                                             08/11/2004, (P) 62.492 shares
                                             09/23/2004, (P) 16.982 shares*
                                             12/01/2004, (P) 55.679 shares
                                             12/13/2004, (P) 44.094 shares*
                                             03/24/2005, (P) 20.121 shares*
                                             06/20/2005, (P) 24.186 shares*
                                             07/27/2005, (P) 54.142 shares
                                             08/16/2005, (S) 31 shares
                                             09/27/2005, (P) 23.761 shares*
                                             10/19/2005, (P) 55.617 shares
                                             12/13/2005, (P) 27.471 shares*
                                             03/21/2006, (P) 25.903 shares*
                                             06/19/2006, (P) 26.702 shares*

                                      2-i

                                                 Date of Purchase (P) or
                                                   Sale (S) of Shares/
   Name of Director   Number of Shares Owned        Number of Shares
   ----------------   ----------------------     -----------------------
   Betsy S. Michel          2,281.929        03/25/2004, (P) 5.16 shares*
                                             06/21/2004, (P) 5.273 shares*
                                             09/23/2004, (P) 5.304 shares*
                                             12/13/2004, (P) 13.666 shares*
                                             03/24/2005, (P) 6.236 shares*
                                             06/20/2005, (P) 7.496 shares*
                                             09/27/2005, (P) 7.341 shares*
                                             12/13/2005, (P) 8.423 shares*
                                             03/21/2006, (P) 7.942 shares*
                                             06/19/2006, (P) 8.187 shares*
   Frank A. McPherson      56,424.692        03/25/2004, (P) 119.801 shares*
                                             04/28/2004, (P) 4,395.848 shares
                                             06/21/2004, (P) 132.922 shares*
                                             09/23/2004, (P) 133.716 shares*
                                             12/08/2004, (S) 1,121.705 shares
                                             12/13/2004, (P) 344.495 shares*
                                             03/24/2005, (P) 154.071 shares*
                                             05/04/2005, (P) 2,771.493 shares
                                             06/20/2005, (P) 194.459 shares*
                                             09/27/2005, (P) 193.925 shares*
                                             12/13/2005, (P) 222.509 shares*
                                             12/21/2005, (S) 1,133.477 shares
                                             12/22/2005, (S) 2,695.418 shares
                                             03/21/2006, (P) 196.385 shares*
                                             06/19/2006, (P) 202.447 shares*
   William C. Morris       118,224.553       03/25/2004, (P) 242.203 shares*
                                             06/21/2004, (P) 247.543 shares*
                                             09/23/2004, (P) 249.023 shares*
                                             12/13/2004, (P) 641.562 shares*
                                             12/22/2004, (P) 2200.22 shares
                                             03/24/2005, (P) 298.892 shares*
                                             06/20/2005, (P) 359.271 shares*
                                             09/27/2005, (P) 351.847 shares*
                                             12/13/2005, (P) 403.706 shares*
                                             12/15/2005, (P) 1600.854 shares
                                             03/21/2006, (P) 411.479 shares*
                                             06/19/2006, (P) 424.178 shares*

                                     2-ii

                                                Date of Purchase (P) or
                                                  Sale (S) of Shares/
   Name of Director  Number of Shares Owned        Number of Shares
   ----------------  ----------------------     -----------------------
   Leroy C. Richie           1,000                        N/A

   Robert L. Shafer          3,066                        N/A

   James. N. Whitson      34,070.886        03/25/2004, (P) 77.032 shares*
                                            06/21/2004, (P) 78.731 shares*
                                            09/23/2004, (P) 79.202 shares*
                                            12/13/2004, (P) 204.048 shares*
                                            03/24/2005, (P) 93.111 shares*
                                            06/20/2005, (P) 111.92 shares*
                                            09/27/2005, (P) 109.607 shares*
                                            12/13/2005, (P) 125.762 shares*
                                            03/21/2006, (P) 118.584 shares*
                                            06/19/2006, (P) 122.243 shares*

   Brian T. Zino          45,118.7654       03/25/2004, (P) 102.0085 shares*
                                            06/21/2004, (P) 104.2571 shares*
                                            09/23/2004, (P) 104.8827 shares*
                                            12/13/2004, (P) 270.2074 shares*
                                            03/24/2005, (P) 124.103 shares*
                                            06/20/2005, (P) 147.091 shares*
                                            09/27/2005, (P) 146.402 shares*
                                            12/13/2005, (P) 166.813 shares*
                                            03/21/2006, (P) 155.593 shares*
                                            06/19/2006, (P) 162.992 shares*

* Dividend reinvestment.

Certain Officers of the Corporation

                                                 Date of Purchase (P) or
                                                   Sale (S) of Shares/
       Name and Title     Number of Shares Owned    Number of Shares
       --------------     ---------------------- -----------------------
       John B. Cunningham         2,500
       Vice President and
       Portfolio Manager

                                     2-iii

                                                  Date of Purchase (P) or
                                                    Sale (S) of Shares/
  Name and Title       Number of Shares Owned        Number of Shares
  --------------       ----------------------     -----------------------
  Michael F. McGarry         1,249.844        01/12/2005, (P) 2.682 shares
  Vice President and                          01/26/2005, (P) 2.755 shares
  Co-Portfolio Manager                        02/09/2005, (P) 2.706 shares
                                              02/23/2005, (P) 2.715 shares
                                              03/09/2005, (P) 2.66 shares
                                              03/23/2005, (P) 2.75 shares
                                              03/24/2005, (P) 3.4464 shares*
                                              04/06/2005, (P) 2.7 shares
                                              06/20/2005, (P) 4.043 shares*
                                              09/27/2005, (P) 4.092 shares*
                                              12/13/2005, (P) 4.629 shares*
                                              03/21/2006, (P) 4.269 shares*
                                              06/19/2006, (P) 4.545 shares*

  Charles W. Kadlec          7,594.7595       03/25/2004, (P) 11.0305 shares*
  Vice President                              03/26/2004, (P) 6.194 shares*
                                              06/21/2004, (P) 11.2734 shares*
                                              06/22/2004, (P) 6.3697 shares*
                                              09/23/2004, (P) 11.3421 shares*
                                              09/24/2004, (P) 6.3622 shares*
                                              12/13/2004, (P) 29.2194 shares*
                                              12/14/2004, (P) 16.165 shares*
                                              03/24/2005, (P) 13.49 shares*
                                              03/28/2005, (P) 7.5345 shares*
                                              06/20/2005, (P) 15.806 shares*
                                              06/21/2005, (P) 8.793 shares*
                                              09/27/2005, (P) 15.943 shares*
                                              09/28/2005, (P) 8.8226 shares*
                                              12/13/2005, (P) 18.063 shares*
                                              12/14/2005, (P) 10.0562 shares*
                                              03/21/2006, (P) 16.698 shares *
                                              03/22/2006, (P) 9.3441 shares*
                                              06/19/2006, (P) 27.6361 shares*

                                     2-iv

                                                    Date of Purchase (P) or
                                                      Sale (S) of Shares/
 Name and Title           Number of Shares Owned       Number of Shares
 --------------           ----------------------    -----------------------
 Frank J. Nasta                 1,040.6654       03/25/2004, (P) 3.032 shares*
 Secretary                                       06/21/2004, (P) 3.0987 shares*
                                                 09/23/2004, (P) 3.1169 shares*
                                                 12/13/2004, (P) 8.0302 shares*
                                                 03/24/2005, (P) 3.704 shares*
                                                 06/20/2005, (P) 4.349 shares*
                                                 09/27/2005, (P) 4.376 shares*
                                                 11/02/2005, (P) 1.334 shares
                                                 11/02/2005, (S) 298.366 shares
                                                 12/13/2005, (P) 3.852 shares*
                                                 03/21/2006, (P) 3.57 shares*
                                                 06/19/2006, (P) 3.773 shares*

 Marco Acosta                   2,649.165        03/24/2004, (P) 59.9161 shares
 Assistant Vice President                        06/21/2004, (P) 0.1431 shares*
                                                 09/23/2004, (P) 0.1442 shares*
                                                 12/13/2004, (P) 0.37 shares*
                                                 03/25/2005, (P) 0.687 shares
                                                 03/24/2005, (P) 0.171 shares*
                                                 04/06/2005, (P) 0.675 shares
                                                 04/20/2005, (P) 0.706 shares
                                                 05/04/2005, (P) 0.687 shares
                                                 05/18/2005, (P) 0.68 shares
                                                 06/01/2005, (P) 0.669 shares
                                                 06/15/2005, (P) 0.675 shares
                                                 06/20/2005, (P) 0.217 shares*
                                                 06/29/2005, (P) 0.676 shares
                                                 07/13/2005, (P) 0.665 shares
                                                 07/27/2005, (P) 0.657 shares
                                                 08/10/2005, (P) 0.656 shares
                                                 08/24/2005, (P) 0.662 shares
                                                 09/07/2005, (P) 0.659 shares
                                                 09/21/2005, (P) 0.671 shares
                                                 09/27/2005, (P) 0.235 shares*
                                                 10/05/2005, (P) 0.674 shares

                                      2-v

                                                    Date of Purchase (P) or
                                                      Sale (S) of Shares/
Name and Title           Number of Shares Owned        Number of Shares
--------------           ----------------------     -----------------------
Marco Acosta                                    10/19/2005, (P) 0.675 shares
Assistant Vice President                        11/02/2005, (P) 0.666 shares
(continued)                                     11/16/2005, (P) 0.657 shares
                                                11/30/2005, (P) 0.651 shares
                                                12/13/2005, (P) 0.277 shares*
                                                12/14/2005, (P) 0.645 shares
                                                12/28/2005, (P) 0.647 shares
                                                01/11/2006, (P) 0.619 shares
                                                01/25/2006, (P) 0.642 shares
                                                02/08/2006, (P) 2,470.585 shares
                                                02/22/2006, (P) 13.977 shares
                                                03/08/2006, (P) 13.929 shares
                                                03/21/2006, (P) 8.861 shares*
                                                03/22/2006, (P) 13.69 shares
                                                04/05/2006, (P) 13.497 shares
                                                04/19/2006, (P) 13.548 shares
                                                05/03/2006, (P) 2.032 shares
                                                05/17/2006, (P) 3.088 shares
                                                05/31/2006, (P) 3.12 shares
                                                06/14/2006, (P) 3.242 shares
                                                06/19/2006, (P) 9.612 shares*
                                                06/28/2006, (P) 3.209 shares

* Dividend reinvestment

                                     2-vi

[LOGO] Tri-Continental Corporation
                                  Managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


[LOGO] Tri-Continental
         Corporation


         Notice of Special Meeting of Stockholders and Proxy Statement

 Time:September 28, 2006 9:30 A.M.

Place:Offices of Venable LLP
      2 Hopkins Plaza, 18th Floor
      Baltimore, Maryland 21202
 Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed White Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

[LOGO] J&WS

                            YOUR VOTE IS IMPORTANT

          Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                               -----------------

                  PROXY TRI-CONTINENTAL CORPORATION PREFERRED
                        100 Park Avenue, New York,    STOCK
                                 NY 10017

The undersigned Stockholder of Tri-Continental Corporation, a Maryland corporation, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Stockholders of TRI-CONTINENTAL CORPORATION, to be held at 9:30 A.M. on September 28, 2006, at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland 21202 (the "Special Meeting"), and hereby appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all the powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby revokes any proxy previously given with respect to the Special Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors for election as director and FOR Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Special Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal or nominee for election as a Director are not received. SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, date and sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                              TO CAST YOUR VOTES

        TELEPHONE                    INTERNET                       MAIL
        ---------          ------------------------------ -------------------------
This method is available   Visit the Internet             Simply complete, sign and
for residents of the U.S.  website at                     date your proxy card and
and Canada. On a touch     http://proxy.georgeson.com.    return it in the
tone telephone, call TOLL  Enter the COMPANY NUMBER       postage-paid envelope. If
FREE 1-877-816-0833,       and CONTROL NUMBER shown       you are using telephone
24 hours a day, 7 days a   below and follow the           or the Internet, please
week. You will be asked    instructions on your           do not mail your proxy
to enter ONLY the CONTROL  screen. You will incur         card.
NUMBER shown below. Have   only your usual Internet
your instruction card      charges. Available until 12:00
ready, then follow the     midnight New York City
prerecorded instructions.  time on September 27,
Your instructions will be  2006.
confirmed and votes cast
as you direct. Available
until 12:00 midnight New
York City time on
September 27, 2006.

This method may also be
available by telephone
through the Corporation's
proxy solicitor.

              COMPANY NUMBER                      CONTROL NUMBER
              --------------                      --------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1. The election of three Directors, each to hold office until the FOR          WITHHOLD
   2009 Annual Meeting of Stockholders and until their succes-    all nominees all nominees
   sors are elected and qualify.                                  [_]          [_]
   NOMINEES: John R. Galvin, William C. Morris,
             and Robert L. Shafer

                Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such nominee(s) below:


                -----------------------------------------------

2. To approve an amendment to the Corporation's charter to               FOR AGAINST ABSTAIN
   provide that the presence in person or by proxy of Stock-             [_]   [_]     [_]
   holders entitled to cast one-third (1/3) of all of the votes enti-
   tled to be cast at the meeting constitutes a quorum, unless a higher percentage is specified in the Bylaws of the Corpo-
   ration, all as more fully described in the accompanying
   Proxy Statement.

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including but not limited to, proposing and/or voting on adjournment or postponement of the Special Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal or nominee for election as director are not received, in the discretion of the proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY
Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED: ____________________, 2006


--------------------------
Signature

--------------------------
Additional Signature (if
held jointly)

                            YOUR VOTE IS IMPORTANT

          Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                               -----------------

                 PROXY TRI-CONTINENTAL CORPORATION COMMON STOCK
                       100 Park Avenue, New York,
                                NY 10017

The undersigned Stockholder of Tri-Continental Corporation, a Maryland corporation, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Stockholders of TRI-CONTINENTAL CORPORATION, to be held at 9:30 A.M. on September 28, 2006, at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland 21202 (the "Special Meeting"), and hereby appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting (and any adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all the powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby revokes any proxy previously given with respect to the Special Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors for election as director and FOR Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Special Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, date and sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                              TO CAST YOUR VOTES

             TELEPHONE                           INTERNET                          MAIL
             ---------               --------------------------------- -----------------------------
This method is available for         Visit the Internet website at     Simply complete, sign and
residents of the U.S. and Canada.    http://proxy.georgeson.com. Enter date your proxy card and
On a touch tone telephone, call      the COMPANY NUMBER and            return it in the postage-paid
TOLL FREE 1-877-816-0833, 24         CONTROL NUMBER shown              envelope. If you are using
hours a day, 7 days a week. You      below and follow the instructions telephone or the Internet,
will be asked to enter ONLY the      on your screen. You will incur    please do not mail your proxy
CONTROL NUMBER shown                 only your usual Internet charges. card.
below. Have your instruction card    Available until 12:00 midnight
ready, then follow the prerecorded   New York City time on
instructions. Your instructions will September 27, 2006.
be confirmed and votes cast as you
direct. Available until 12:00
midnight New York City time on
September 27, 2006.

This method may also be available
by telephone through the
Corporation's proxy solicitor.

                         COMPANY NUMBER CONTROL NUMBER
                         -------------- --------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1.  The election of three Directors, each to hold     FOR          WITHHOLD
    office until the 2009 Annual Meeting of           all nominees all nominees
    Stockholders and until their succes- sors are     [_]          [_]
    elected and qualify.
   NOMINEES: John R. Galvin, William C. Morris, and Robert L. Shafer

                Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such nominee(s) below:

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

2.  To approve an amendment to the Corporation's charter    FOR AGAINST ABSTAIN
    to provide that the presence in person or by proxy of   [_]   [_]     [_]
    Stockholders entitled to cast one-third (1/3) of all of the votes entitled to be cast at the meeting constitutes a quorum, unless a higher percentage is specified in the Bylaws of the Corporation, all as more fully described in the accompany- ing Proxy
    Statement.

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including but not limited to, proposing and/or voting on adjournment or postponement of the Special Meeting, including, but not limited to, in the event that sufficient votes in favor of any Board proposal or nominee for election as director are not received, in the discretion of the proxy holder.

PLEASE SIGN AND RETURN IMMEDIATELY
Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

DATED: ____________________, 2006


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Signature

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Additional Signature (if held jointly)